Exhibit 10.6

NINTH AMENDMENT TO SENIOR SECURED CONVERTIBLE PROMISSORY NOTE

This Ninth Amendment to Senior Secured Promissory Note by and among GI DYNAMICS, INC., a Delaware corporation (the “Payor”), and CRYSTAL AMBER FUND LIMITED (the “Holder”) is effective as of June 15, 2020. Capitalized terms used but not defined herein have the definitions ascribed thereto in that certain Senior Secured Convertible Promissory Note issued on June 15, 2017 by the Payor to the Holder, as amended on December 31, 2018, March 29, 2019, April 30, 2019, June 30, 2019, August 21, 2019, March 31, 2020, May 1, 2020 and May 15, 2020 (as so amended, the “Existing Note”).

WHEREAS, the Payor and the Holder desire to further amend the terms of the Existing Note as set forth herein; and

WHEREAS, Section 10(f) of the Existing Note provides that any term of the Existing Note may be amended or waived only with the written consent of the Payor and the Holder.

NOW, THEREFORE, in consideration of the foregoing premises and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Payor and the Holder, intending to be legally bound, agree as follows:

1. Maturity Date Extension. Sections l(b), 2(a), 2(b) and 2(c) of the Existing Note are hereby amended with immediate effect to change the dates referred to in each such section (including, for the avoidance of doubt, the Maturity Date) from “June 15, 2020” to “June 29, 2020”.

2. No Other Changes. Except as specifically amended in this amendment, all other terms of the Existing Note shall remain unchanged and in full force and effect.

3. Counterparts. This amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same instrument. Facsimile or PDF transmission of execution copies or signature pages for this amendment shall be legal, valid and binding execution and delivery for all purposes.

4. Governing Law. This amendment shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of New York, without regard to its principles of conflicts of laws.

[Signature Pages Immediately Follow]

IN WITNESS WHEREOF, the undersigned party has executed this amendment as of the date first written above.

PAYOR:

GI DYNAMICS, INC.

By:	/s/ Scott Schorer
Name:	Scott Schorer
Title:	Chief Executive Officer

IN WITNESS WHEREOF, the undersigned party has executed this amendment as of the date first written above.

HOLDER:

CRYSTAL AMBER FUND LIMITED

By: Crystal Amber Asset Management (Guernsey) Limited, as
Investment Manager

By:	/s/ Laurence McNairn
Name:	Laurence McNairn
Title:	Director

(Signature Page to Ninth Amendment to Senior Secured Convertible Promissory Note)